Exhibit 10.3

ACTION BY WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF
GAWK INCORPORATED

The undersigned, being the sole directors of Gawk Incorporated, a Nevada corporation (the “Corporation”), hereby consents to and adopts the following resolutions pursuant to the provisions of Nevada Statutes.

WHEREAS, the Board of Directors of the Corporation accepts the resignation of Scott Kettle as CEO, President and Director and appoints Scott Kettle as Chief Information Officer;

WHEREAS, the Board of Directors of the Corporation appoints Mars Callahan as CEO, President and Director;

WHEREAS, the Board of Directors of the Corporation appoints Ryan Wyler as Chief Technology Officer;

Based on motions duly made and seconded, the following Resolutions were approved:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation accepts the resignation of Scott Kettle as CEO, President and Director and appoints Scott Kettle as Chief Information Officer;

RESOLVED FURTHER, that the Board of Directors of the Corporation appoints Mars Callahan as CEO, President and Director;

RESOLVED FURTHER, that the Board of Directors of the Corporation appoints Ryan Wyler as Chief Technology Officer;

RESOLVED FURTHER, that the officers of the Corporation, acting singly, for and on behalf of the Corporation, are hereby authorized to execute any and all documents and perform any and all acts that they, in their sole discretion, deem necessary or appropriate to affect the aforesaid Resolutions.

IN WITNESS WHEREOF, the undersigned Directors of the Corporation do hereby execute this Consent to Action to be effective as of December 31, 2013

Director

Director